UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 11, 2013


                                  WARP 9, INC.
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



          0-13215                                      30-0050402
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

       6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)

                                 (805) 964-3313
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule   14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
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ITEM 5.02.  DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         GENERAL. On February 11, 2013, William E. Beifuss voluntarily resigned from the Board of Directors and as the Secretary of Warp 9, Inc. (the "Company"), effective February 11, 2013, in order to pursue other interests. Simultaneously, Andrew Van Noy was appointed as the new Chairman of the Company's Board of Directors, Greg Boden was appointed as the new Secretary of the Company, and Zachary Bartlett was appointed as a new director of the Company, effective February 11, 2013. Zachary Bartlett currently serves as the Vice President of Operations of the Company, a position he has held since July 2012.

         COMPENSATION ARRANGEMENTS. In consideration for Zachary Bartlett's service as the Vice President of Operations of the Company, the Company has agreed to increase Mr. Bartlett's annual salary to $108,000, retroactively as of January 1, 2013.

         In consideration for Andrew Van Noy's service as the Chief Executive Officer of the Company, the Company has agreed to increase Mr. Van Noy's annual salary to $132,000, retroactively as of January 1, 2013.

         BIOGRAPHICAL INFORMATION. A comprehensive description of the experience and qualifications of Zachary Bartlett, Greg Boden, and Andrew Van Noy are included in the following paragraphs:

         Zachary Bartlett, age 31, currently serves and has served as the Company's Vice President of Operations since July 2012. Prior to joining the Company, Mr. Bartlett was the founder and Creative Director of Crowbar Studios, Inc., a graphics design and web development firm founded in 2008. He held the position of Art and Brand consultant at Demon International, a snowboard accessories company from 2004 until 2008. In 2009, Mr. Bartlett was one of the founders of Page Transformer, Inc., a company that provided web and software development for iPad, iPhone and Android devices. Mr. Bartlett received his Bachelor of Fine Arts degree in graphic design from Brigham Young University in 2004.

         Greg Boden, age 42, has been the Chief Financial Officer of the Company since April 2012, a director of the Company since November 2011, and president of Bountiful Capital, LLC, an investment company and an accounting and finance consulting firm, since October 2010. Mr. Boden is also a licensed Certified Public Accountant in the state of California. He has been a financial consultant to the Company since June 2011. From October 2009 to September 2010, he was an accounting manager with Select Staffing in Santa Barbara, California, where he was responsible for managing 18 employees in the franchise accounting and cash application departments. In that capacity, he was responsible for developing and implementing operational redundancy plans for the franchise accounting, treasury, and cash application departments, and reviewing and recording results for the franchise division. From September 2006 to October 2009, Mr. Boden was a senior associate (audit) at KPMG, LLP in Denver, Colorado where his client base included public, private, and non-profit/governmental entities with revenues of $100 million to $14 billion. From March 1994 to September 2006, Mr. Boden held sales positions with various companies. From September 1996 to August 1999, he was the owner and director of finance of AlphaGraphics in Woodland Hills, California where he managed a staff of up to ten employees, oversaw the preparation of monthly financial statements, created budgets, and altered operations based on financial results. Mr. Boden received a Bachelor of Arts degree from Brigham Young University in 1996 and a Master of Science degree in accounting from University of Denver in 2006.

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

         Andrew Van Noy, age 30, has been the Chief Executive Officer of the Company since August 2012, President of the Company since April 2012, and a director of the Company since November 2011. He was Vice President of Sales and Marketing of the Company from May 2011 to November 2011 and Executive Vice President of the Company from November 2011 to April 2012. Prior to joining the Company, from June 2010 to May 2011, he was the vice president of sales and marketing of Page Transformer, Inc., a mobile technology company, where he was responsible for the company's sales and marketing efforts. From January 2010 to June 2010, he was a global banking operations associate with Morgan Stanley Bank NA where he oversaw management of more than $300 million in transactions from securities based lending products for 6,000 high net worth clients worldwide, coordinated communications and financial requests from financial advisors firm-wide, and trained Morgan Stanley financial advisors on disbursement procedures, regulations and processes. From January 2009 to January 2010, Mr. Van Noy was a senior asset manager with Executive Financial Services in Salt
Lake City, Utah where he negotiated contracts and closings, established due diligence processes and systems, implemented property marketing strategies, and negotiated with banks, asset management companies, and clients. From November 2007 to January 2009, he was the managing director of Velocity of Money, a boutique private equity firm in Salt Lake City, Utah, where he managed implementation and execution of strategies and plans, established and maintained deal and client management systems, and oversaw marketing and advertising creation and implementation. From December 2006 to November 2007, Mr. Van Noy was the operations manager of StreetMaker, Inc, a small venture capital firm in Orem, Utah where he implemented sales and marketing strategies while managing day-to-day office functions. From January 2005 to December 2006, he was the operations manager of International Supply Pipeline, an international medical supply company in Park City, Utah. From February 2002 to February 2004, Mr. Van Noy was the assistant to the president of the Virginia Richmond Mission in Richmond, Virginia. Mr. Van Noy received a Bachelor of Science degree in sociology from Brigham Young University in 2007.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
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                                  (Registrant)

Date: February 12, 2013

                                    /s/  Andrew Van Noy
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                                    Andrew Van Noy, Chief Executive
                                    Officer and President






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